Exhibit (h)(3)(xviii)

EIGHTEENTH AMENDMENT TO THE

ETF FUND ACCOUNTING SERVICING AGREEMENT

THIS EIGHTEENTH AMENDMENT effective as of the last date on the signature block (the “Effective Date”), to the ETF Fund Accounting Servicing Agreement dated as of November 8, 2023, as amended (the “Agreement”), is entered into by and between THEMES ETF TRUST, a Delaware statutory trust (the “Trust”), and U.S. BANCORP FUND SERVICES, LLC d/b/a U.S. BANK GLOBAL FUND SERVICES, a Wisconsin limited liability company (“USBGFS”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to:

Add the following funds:

●	Leverage Shares 2X Long AAOI Daily ETF
●	Leverage Shares 2X Long AMAT Daily ETF
●	Leverage Shares 2X Long AMKR Daily ETF
●	Leverage Shares 2X Long CAT Daily ETF
●	Leverage Shares 2X Long CIEN Daily ETF
●	Leverage Shares 2X Long COHR Daily ETF
●	Leverage Shares 2X Long ETN Daily ETF
●	Leverage Shares 2X Long HON Daily ETF
●	Leverage Shares 2X Long SNDK Daily ETF
●	Leverage Shares 2X Long STX Daily ETF
●	Leverage Shares 2X Long TXN Daily ETF

Remove the following funds:

●	Leverage Shares 2X Long ASST Daily ETF
●	Leverage Shares 2X Long BITF Daily ETF
●	Themes Future of Farming ETF

Reflect the following name change:

●	Themes Humanoid Robotics ETF (f/k/a Themes Robotics & Automation ETF)

WHEREAS, Section 15(E) of the Agreement allows for its amendment by a written instrument executed by both parties and authorized or approved by the Board of Trustees of the Trust.

NOW, THEREFORE, the parties agree as follows:

Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

THEMES ETF TRUST		U.S. BANCORP FUND SERVICES, LLC

By:	/s/ Jose Gonzalez	By:

Name:	Jose Gonzalez	Name:

Title:	Director	Title:

Date:	04/16/2026	Date:

Exhibit A to the ETF Fund Accounting Servicing Agreement

Name of Series:

Themes US R&D Champions ETF

Themes Cloud Computing ETF

Themes Cybersecurity ETF

Themes Gold Miners ETF

Themes Airlines ETF

Themes European Luxury ETF

Themes Natural Monopoly ETF

Themes US Cash Flow Champions ETF

Themes US Small Cap Cash Flow Champions ETF

Themes Generative Artificial Intelligence ETF

Themes Global Systemically Important Banks ETF

Themes Junior Gold Miners ETF

Themes Silver Miners ETF

Themes Humanoid Robotics ETF

Themes Alcoholic Beverage ETF

Themes Copper Miners ETF

Themes Lithium & Battery Metal Miners ETF

Themes Transatlantic Defense ETF

Themes Uranium & Nuclear ETF

Themes US BuyBack Champions ETF

Themes US Capital Stability Champions ETF

Themes Infrastructure ETF

Themes US Pricing Power Champions ETF

Themes Waste & Recycling ETF

Leverage Shares 2X Long NVDA Daily ETF

Leverage Shares 2X Long AAPL Daily ETF

Leverage Shares 2X Long COIN Daily ETF

Leverage Shares 2X Long TSM Daily ETF

Leverage Shares 2X Long ARM Daily ETF

Leverage Shares 2X Short NVDA Daily ETF

Leverage Shares 2X Long MSFT Daily ETF

Leverage Shares 2X Long TSLA Daily ETF

Leverage Shares 2X Long ASML Daily ETF

Leverage Shares 2X Short TSLA Daily ETF

Leverage Shares 2X Long META Daily ETF

Leverage Shares 2X Long BA Daily ETF

Leverage Shares 2X Long AMD Daily ETF

Leverage Shares 2X Long ADBE Daily ETF

Leverage Shares 2X Long HOOD Daily ETF

Leverage Shares 2X Long PANW Daily ETF

Leverage Shares 2X Long CRM Daily ETF

Leverage Shares 2X Long PYPL Daily ETF

Leverage Shares 2X Long XYZ Daily ETF

Leverage Shares 2X Long CMG Daily ETF
Leverage Shares 2X Long PLTR Daily ETF

Leverage Shares 2x Long AVGO Daily ETF

Leverage Shares 2X Long RTX Daily ETF

Themes China Generative Artificial Intelligence ETF

Leverage Shares 2X Long AAL Daily ETF

Leverage Shares 2X Long UNH Daily ETF

Leverage Shares 2x Capped Accelerated COIN Monthly ETF

Leverage Shares 2x Capped Accelerated MSTR Monthly ETF

Leverage Shares 2x Capped Accelerated NVDA Monthly ETF

Leverage Shares 2x Capped Accelerated PLTR Monthly ETF

Leverage Shares 2x Capped Accelerated TSLA Monthly ETF

Leverage Shares 2x Long BULL Daily ETF

Leverage Shares 2x Long CRCL Daily ETF

Leverage Shares 2x Long CRWV Daily ETF

Leverage Shares 2x Long ETOR Daily ETF

Leverage Shares 2x Long GLXY Daily ETF

Leverage Shares 2X Long BYDDY Daily ETF

Leverage Shares 2x Long JD Daily ETF

Leverage Shares 2x Long PDD Daily ETF

Leverage Shares 2x Long GOLD Daily ETF

Leverage Shares 2x Long VST Daily ETF

Leverage Shares 2x Long RGTI Daily ETF

Leverage Shares 2x Long ABNB Daily ETF

Leverage Shares 2x Long FUTU Daily ETF

Leverage Shares 2x Long OKLO Daily ETF

Leverage Shares 2x Long NEM Daily ETF

Leverage Shares 2x Long AFRM Daily ETF

Leverage Shares 2x Long RKLB Daily ETF

Leverage Shares 2x Long COST Daily ETF

Leverage Shares 2x Long SOUN Daily ETF

Leverage Shares 2x Long BBAI Daily ETF

Leverage Shares 2x Long ABBV Daily ETF

Leverage Shares 2X Long BABA Daily ETF

Leverage Shares 2x Long CRWD Daily ETF

Leverage Shares 2X Long HIMS Daily ETF

Leverage Shares 2x Long IONQ Daily ETF

Leverage Shares 2x Long MRVL Daily ETF

Leverage Shares 2x Long QCOM Daily ETF

Leverage Shares 2X Long UBER Daily ETF

Leverage Shares 2X Long FIG Daily ETF

Leverage Shares 2X Long BLSH Daily ETF

Leverage Shares 2X Long MP Daily ETF

Leverage Shares 2X Long BMNR Daily ETF

Leverage Shares 2X Long NBIS Daily ETF

Leverage Shares 2X Long CRSP Daily ETF

Leverage Shares 2X Long GEMI Daily ETF

Leverage Shares 2X Long LULU Daily ETF

Leverage Shares 2X Long NET Daily ETF

Leverage Shares 2X Long NU Daily ETF

Leverage Shares 2X Long OKTA Daily ETF

Leverage Shares 2X Long OSCR Daily ETF

Leverage Shares 2X Long TER Daily ETF

Leverage Shares 2X Long SPOT Daily ETF

Leverage Shares 2X Long SBUX Daily ETF

Leverage Shares 2X Long BE Daily ETF

Leverage Shares 2X Long BIDU Daily ETF

Leverage Shares 2X Long CIFR Daily ETF

Leverage Shares 2X Long CNC Daily ETF

Leverage Shares 2X Long DECK Daily ETF

Leverage Shares 2X Long DUOL Daily ETF

Leverage Shares 2X Long GEV Daily ETF

Leverage Shares 2X Long GRAB Daily ETF

Leverage Shares 2X Long IREN Daily ETF

Leverage Shares 2X Long KLAC Daily ETF

Leverage Shares 2X Long LAC Daily ETF

Leverage Shares 2X Long NIO Daily ETF

Leverage Shares 2X Long OPEN Daily ETF

Leverage Shares 2X Long PBR Daily ETF

Leverage Shares 2X Long SATS Daily ETF

Leverage Shares 2X Long SBET Daily ETF

Leverage Shares 2X Long SNAP Daily ETF

Leverage Shares 2X Long UPS Daily ETF

Leverage Shares 2X Long VALE Daily ETF

Leverage Shares 3X Long AMD Daily ETF

Leverage Shares 3X Long AVGO Daily ETF

Leverage Shares 3X Long COIN Daily ETF

Leverage Shares 3X Long HOOD Daily ETF

Leverage Shares 3X Long NVDA Daily ETF

Leverage Shares 3X Long PLTR Daily ETF

Leverage Shares 3X Long TSLA Daily ETF

Leverage Shares 3X Long UNH Daily ETF

Leverage Shares 2X Long ALB Daily ETF

Leverage Shares 2X Long BTBT Daily ETF

Leverage Shares 2X Long BTDR Daily ETF

Leverage Shares 2X Long BYND Daily ETF

Leverage Shares 2X Long CRML Daily ETF

Leverage Shares 2X Long DNN Daily ETF

Leverage Shares 2X Long GRAY Daily ETF

Leverage Shares 2X Long HUT Daily ETF

Leverage Shares 2X Long LAES Daily ETF

Leverage Shares 2X Long ONDS Daily ETF

Leverage Shares 2X Long ORLY Daily ETF

Leverage Shares 2X Long PLUG Daily ETF

Leverage Shares 2X Long POET Daily ETF

Leverage Shares 2X Long RR Daily ETF

Leverage Shares 2X Long UEC Daily ETF

Leverage Shares 2X Long USAR Daily ETF

Leverage Shares 2X Long UUUU Daily ETF

Leverage Shares 2X Long XPEV Daily ETF

Leverage Shares 2X Long AXP Daily ETF

Leverage Shares 2X Long FCX Daily ETF

Leverage Shares 2X Long RCAT Daily ETF

Leverage Shares 2X Long World Stock Daily ETF

Leverage Shares 2X Long GLW Daily ETF

Leverage Shares 2X Long UAMY Daily ETF

Leverage Shares 3X Long AAPL Daily ETF

Leverage Shares 3X Long AMZN Daily ETF

Leverage Shares 3X Long BABA Daily ETF

Leverage Shares 3X Long BMNR Daily ETF

Leverage Shares 3X Long CRCL Daily ETF

Leverage Shares 3X Long CRWV Daily ETF

Leverage Shares 3X Long GOOG Daily ETF

Leverage Shares 3X Long IONQ Daily ETF

Leverage Shares 3X Long META Daily ETF

Leverage Shares 3X Long MSFT Daily ETF

Leverage Shares 3X Long NBIS Daily ETF

Leverage Shares 3X Long NFLX Daily ETF

Leverage Shares 3X Long OPEN Daily ETF

Leverage Shares 3X Long ORCL Daily ETF

Leverage Shares 3X Long RKLB Daily ETF

Leverage Shares 3X Target Long Artificial Intelligence Daily ETF

Leverage Shares 3X Target Long China Technology Daily ETF

Leverage Shares 3X Target Long Equal Weight US 500 Daily ETF

Leverage Shares 3X Target Long Gold Miners Daily ETF

Leverage Shares 3X Target Long India Daily ETF

Leverage Shares 3X Target Long Magnificent 7 Daily ETF

Leverage Shares 3X Target Long Quantum Computing Daily ETF

Leverage Shares 3X Target Long Uranium Daily ETF

Leverage Shares 3X Target Long World Markets Daily ETF

Leverage Shares 2X Long AAOI Daily ETF

Leverage Shares 2X Long AMAT Daily ETF

Leverage Shares 2X Long AMKR Daily ETF

Leverage Shares 2X Long CAT Daily ETF

Leverage Shares 2X Long CIEN Daily ETF

Leverage Shares 2X Long COHR Daily ETF

Leverage Shares 2X Long ETN Daily ETF

Leverage Shares 2X Long HON Daily ETF

Leverage Shares 2X Long SNDK Daily ETF

Leverage Shares 2X Long STX Daily ETF

Leverage Shares 2X Long TXN Daily ETF